SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 5, 1999

                        FGIC SECURITIES PURCHASE, INC.
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            (Exact name of Registrant as specified in its charter)

    Delaware                      0-19564                       13-3633082
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 (State or other                (Commission                 (I.R.S. Employer
 jurisdiction of                File Number)                Identification No.)
 incorporation)

                    115 Broadway, New York, New York 10006
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             (Address of principal executive officers) (Zip Code)

      Registrant's telephone number, including area code: (212) 312-3000
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

Item 5.  Other Events
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     An exhibit is filed herewith in connection with the Registration
Statement on Form S-3 (File No. 333-43729) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

     The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 12, 1999 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 1998; and (ii) the reference to them under Experts in the Preliminary Prospectus Supplement dated November 2, 1999 relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of $38,045,000 aggregate principal amount of State Public School Building Authority, Commonwealth of Pennsylvania, School Revenue Bonds (Parkland School District Project), Series D of 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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                                      EXHIBITS

                  Item 601 of
                  Regulation S-K
                  Exhibit Reference
                  Number
                  ------

                  (23)        Consents of experts and counsel:

                              (c)  Consent of KPMG Peat Marwick LLP

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                           FGIC SECURITIES PURCHASE, INC.
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                                                     (Registrant)


                                                   By: /s/ Steve Natko
                                                       -----------------------
                                                          Name: Steve Natko
                                                          Title: Vice President

Dated: November 08, 1999